Exhibit 10.25
                                TERMINATION
                                    OF
                         MASTER FRANCHISE AGREEMENT


     This TERMINATION is entered into effective as of October 2,1995, by and between Microtel Franchise and Development Corporation ("Microtel") and Essex Microtel International Lodging, Inc. (EMILI").

	Microtel (as Franchisor) and EMILI(as Master Franchisee) entered into a Master Franchise Agreement, dated February 13, 1991, pursuant to which Franchisor granted to Master Franchisee the rights to license separate entities to establish and operate Microtel Hotels in Canada (excluding the Providence of Alberta). The Master Franchise Agreement has been amended several times; the most recent amendment, being the Third Amendment dated June 30, 1995, permits Microtel to terminate the Master Franchise Agreement upon the licensing or sale of world-wide franchising rights to a third party.

	Microtel has executed a Joint Venture Agreement with U.S.Franchise Systems, Inc., dated September 7, 1995, which provides for the transfer to U.S. Franchise Systems of the world-wide rights to franchise Microtel Hotels.

	Therefore, in consideration of the mutual agreements set forth herein and of the delivery to EMILI of an amended Warrant Agreement, as provided in
Section 8 of the Third Amendment referenced above, receipt of which amended Warrant Agreement is hereby acknowledged, the parties hereto have agrees as follows:

	1. The Master Franchise Agreement, entered into as of February 13, 1991 and as amended to date, is hereby terminated and declared to be of no further force and effect. Any and all rights which EMILI may have attained pursuant to the Master Franchise Agreement (except rights under the Warrant Agreement ) are hereby deemed to be, and are, re-established in Microtel, to the effect that Microtel, and not EMILI, shall have the right to franchise Microtel Hotels in Canada



        IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the day and year first written above.


				MICROTEL FRANCHISE AND
				DEVELOPMENT CORPORATION

				By:  /s/ E. Anthony Wilson
                                    ----------------------------



				ESSEX MICROTEL INTERNATIONAL
				LODGING, INC.

				By:  /s/ Jerald P. Eichelberger
                                    ----------------------------
                                    President